UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-00042

DWS Portfolio Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	1/31

Date of reporting period:	1/31/2013

ITEM 1.	REPORT TO STOCKHOLDERS

JANUARY 31, 2013 Annual Report to Shareholders

DWS Core Plus Income Fund

Contents
4 Letter to Shareholders
5 Portfolio Management Review
11 Performance Summary
13 Investment Portfolio
34 Statement of Assets and Liabilities
36 Statement of Operations
37 Statement of Changes in Net Assets
38 Financial Highlights
43 Notes to Financial Statements
60 Report of Independent Registered Public Accounting Firm
61 Information About Your Fund's Expenses
62 Tax Information
63 Investment Management Agreement Approval
68 Summary of Management Fee Evaluation by Independent Fee Consultant
72 Board Members and Officers
77 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. See the prospectus for details.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Investor:

As the U.S. and global economies regain their footing, economists are cautiously looking to a less erratic year for the financial markets in 2013. In the U.S. specifically, positive trends in areas such as housing starts and job creation suggest ongoing recovery, albeit at a relatively mild pace. Supporting this view, Larry Adam, Deutsche Asset & Wealth Management's Chief Investment Strategist for Wealth Management, cites the potential for increased bank lending, a rise in business spending, and improved consumer confidence as underlying forces that may act as catalysts for continued positive growth.

Still, critical issues are yet to be resolved. As Washington wrangles with debt concerns, spending, and monetary and fiscal policy, a fair amount of uncertainty lingers. Despite gains in the broad stock market, sluggish growth and historically low interest rates continue to pose a challenge to investors seeking a strategy for growth or retirement income.

Against this backdrop, what can you do? First, stay focused. Second-guessing investment decisions based on headlines, short-term market fluctuations or emotion is never a reliable strategy. Next, make a point of checking your asset allocation every year or so. Objectives may change over time, and periods of market volatility can shift a portfolio away from your established target allocation. Finally, remember that the investment professionals who manage your DWS fund bring a wealth of experience over a variety of market cycles, along with access to a broad network of research and analytical resources.

At Deutsche Asset & Wealth Management we embrace the concept of discipline and the value of maintaining a long-term view. We urge you to do the same.

Best regards,

Douglas Beck, CFA President, DWS Funds

Portfolio Management Review (Unaudited)

Overview of Market and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 12 for more complete performance information.

For the annual period ended January 31, 2013, DWS Core Plus Income Fund returned 6.00%, compared with the fund's benchmark, the Barclays U.S. Aggregate Bond Index, which returned 2.59% for the period. The average return for the fund's peers in the Morningstar Intermediate-Term Bond Funds category was 5.11%.

For much of the fiscal period ended January 31, 2013, investors sought alternatives to the very low yields available on U.S. Treasuries, leading spread sectors to outperform. This trend was interrupted at times as fixed-income markets reflected events in Europe and the stream of U.S. economic data. The potential impact on the global economy of slowing growth in China also emerged as a concern over the period ended January 31, 2013. Early in the period, the European sovereign debt crisis was front and center, with the viability of the euro called into question as borrowing costs rose for governments of larger economies such as Spain and Italy.

Investment Strategy
When seeking to maximize total return consistent with preservation of capital and prudent management, the fund invests mainly in U.S. denominated fixed-income securities including corporate bonds, U.S. government and agency bonds and mortgage- and asset-backed securities. The fund may also invest in foreign investment grade fixed-income securities, non-investment-grade (high yield or junk bonds) securities of U.S. and foreign issuers, including issuers in countries with new or emerging securities markets. To maintain liquidity, the fund may also invest in cash or money market instruments.

As the period progressed, there continued to be daily headlines reflecting the ups and downs of the European debt crisis, however, the markets increasingly turned their focus to the U.S. housing and monetary policy fronts. On housing, data seemed to confirm that prices had finally reached bottom and were beginning to strengthen. In addition, with employment data continuing to disappoint, there was speculation that the U.S. Federal Reserve Board (the Fed) would announce further bond purchases under quantitative easing.

In early September 2012, the European Central Bank (ECB) announced plans to backstop the borrowing of struggling governments. This good news out of Europe was soon followed by the Fed's announcement of further bond purchases under quantitative easing, along with a commitment to keep the benchmark fed funds rate at near-zero levels through 2015. Housing optimism and the prospect of even more prolonged monetary support for the economy provided additional support to credit sectors.

In the fourth quarter of 2012, U.S. fixed-income markets were focused primarily on the run-up to and aftermath of the presidential election, against a backdrop of wrangling over solutions to the country's budgetary dilemma. Despite the impending "fiscal cliff," markets seemed to anticipate a reasonable resolution and credit-sensitive sectors continued their trend of outperformance. The default budget cuts and tax increases for many but not all taxpayers were ultimately averted, and the launch of 2013 saw the release of data reflecting continued improvements in automobiles and housing. In addition, there were indications that growth in China would remain at levels sufficient to meaningfully bolster the global outlook.

The Fed maintained the benchmark fed funds rate basically at zero throughout the 12 months ended January 31, 2013, as it sought to stimulate the economy. U.S. Treasury yields finished the 12-month period slightly higher, albeit while remaining at extraordinarily low levels. For the full period ended January 31, 2013, the two-year yield went from 0.22% to 0.27%, the five-year from 0.71% to 0.88%, the 10-year from 1.83% to 2.02% and the 30-year from 2.94% to 3.17%.

Positive and Negative Contributors to Performance

In an environment of narrowing credit spreads, the fund's significant weightings to credit-sensitive sectors boosted relative performance for the period. In particular, the fund increased its out-of-benchmark allocation to emerging-markets debt, which outperformed by a wide margin. In implementing the position in emerging markets, we have in many cases added investment-grade issues with higher yields than those carried by domestic corporate bonds rated below-investment-grade. We have rotated our emerging-markets exposure between sovereign and corporate debt as the yield spread between the sectors has varied. The fund also has had meaningful exposure to high-yield corporate bonds in the BB-quality range, which added to returns relative to the benchmark.

The fund's allocation to investment-grade corporate bonds aided relative performance as well. In recent quarters, we shifted our emphasis within investment-grade to some of the more credit-sensitive sectors such as basic industry, energy and finance, and this has proved helpful to returns. While our underweight position in the mortgage-backed sector was generally positive for the fund, an increase in prepayment rates for some of our holdings within the sector had a negative impact on the fund's performance.

"In an environment of narrowing credit spreads, the fund's significant weightings to credit-sensitive sectors boosted relative performance."

Outlook and Positioning

At the end of the period, the fund's largest allocation was a position of approximately 34% of assets in mortgage-backed securities (MBS), followed by 21% in investment-grade corporate bonds and 20% in U.S. Treasury and Agency securities. High-yield and emerging-markets debt were each 12% of assets. The MBS position includes contracts to purchase "to-be-announced" securities that have yet to be issued, a practice which enables the fund to maintain exposure to current-coupon MBS on an ongoing basis without having to sell other securities in the portfolio.

Late in the period ended January 31, 2013, emerging markets and high-yield corporate debt prices softened on profit-taking by investors. This was spurred in part by an uptick in U.S. rates and concern that the Fed may view recent economic data as a reason to take its foot off the monetary policy pedal. However, at the moment we remain comfortable with our current overall emphasis on earning the higher yields available in credit sectors. The Fed has signaled that it is on hold at least through mid-2015, and more to the point, has clarified that employment will have to regain reasonable health before it begins to unwind its support. Given this outlook, as rates bumped up late in the period, we extended the fund's overall duration and interest rate sensitivity somewhat.

Corporate fundamentals currently remain strong, as reflected in low leverage and significant cash on balance sheets. In addition, interest rates currently remain low and debt markets are liquid, easing corporate refinancing. That said, narrowed spreads for credit sectors, along with mixed economic data and political uncertainty in the United States, continue to warrant a degree of caution. We remain attracted to the incremental yield and diversification benefits offered by emerging-markets debt. In implementing that position, we have presently focused on less rate-sensitive, shorter-duration corporate issues. In all sectors, we focused on quality and liquidity as we select individual securities.

Portfolio Management Team

William Chepolis, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2011.

• Joined Deutsche Asset & Wealth Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

• Portfolio Manager for Retail Fixed Income: New York.

• BIS, University of Minnesota.

John D. Ryan, Director

Portfolio Manager of the fund. Joined the fund in 2012.

• Joined Deutsche Asset & Wealth Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as a portfolio manager and head of credit trading for Deutsche Asset Management from 1998-2003.

• Over 19 years of investment industry experience.

• BA in Economics, University of Chicago; MBA, University of Chicago.

Eric S. Meyer, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2012.

• Joined Deutsche Asset & Wealth Management in 2006 after 16 years of experience in positions of increasing responsibility in corporate banking with First Chicago, Credit Agricole, and most recently, Bank of America's subsidiary, Flagship Capital Management. Prior to his corporate banking experience, he worked in trust management operations for 10 years at First Chicago and E.F. Hutton.

• Head of U.S. Loan Portfolio Management, High Yield Strategies: New York.

• BA from State University of New York, Albany; MBA from Pace University.

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2012.

• Joined Deutsche Asset & Wealth Management in 1996. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

• Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the U.S. Army from 1988 to 1991.

• Head of U.S. High Yield Bonds: New York.

• BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Ohn Choe, CFA, Vice President

Portfolio Manager of the fund. Joined the fund in 2012.

• Portfolio Manager for Retail Fixed Income: New York.

• Joined Deutsche Asset & Wealth Management in 2005.

• BSBA, Georgetown University.

Terms to Know

The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with an average maturity of one year or more. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

The Morningstar Intermediate-Term Bond Funds category represents funds that focus on corporate, government, foreign or other issues with an average duration of greater than or equal to 3.5 years but less than or equal to six years, or an average effective maturity of more than four years but less than 10 years.

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on the fund's total returns, unadjusted for sales charges, with distributions reinvested. If sales charges had been included, rankings may have been less favorable. Rankings of other classes may vary. For the 1-, 5- and 10-year periods ended January 31, 2013, DWS Core Plus Income Fund was ranked 372 out of 1163, 866 out of 877 and 595 out of 613 funds respectively.

Spread refers to the excess yield various bond sectors offer over financial instruments with similar maturities. Spread sectors include all non-U.S. Treasury, investment-grade sectors including federal agency securities, corporate bonds, asset-backed securities, mortgage-backed securities and commercial-mortgage-backed securities.

Quantitative easing is a government monetary policy often used when interest rates are at or near zero. With this policy, government or other securities are purchased from the market in an effort to increase monetary supply and to produce the desired effect of raising interest rates.

Sovereign debt is debt that is issued by a national government.

The federal funds rate is the interest rate, set by the U.S. Federal Reserve Board, at which banks lend money to each other, usually on an overnight basis.

Underweight means the fund holds a lower weighting in a given sector or security than the benchmark. Overweight means the fund holds a higher weighting.

Mortgage-backed securities (MBS) are bonds that are secured by mortgage debt.

Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

Performance Summary January 31, 2013 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 1/31/13
Unadjusted for Sales Charge	6.00%	1.66%	2.95%
Adjusted for the Maximum Sales Charge (max 4.50% load)	1.23%	0.73%	2.47%
Barclays U.S. Aggregate Bond Index†	2.59%	5.45%	5.10%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 1/31/13
Unadjusted for Sales Charge	5.20%	0.89%	2.14%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	2.20%	0.72%	2.14%
Barclays U.S. Aggregate Bond Index†	2.59%	5.45%	5.10%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 1/31/13
Unadjusted for Sales Charge	5.20%	0.89%	2.15%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	5.20%	0.89%	2.15%
Barclays U.S. Aggregate Bond Index†	2.59%	5.45%	5.10%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 1/31/13
No Sales Charge	6.35%	1.88%	3.18%
Barclays U.S. Aggregate Bond Index†	2.59%	5.45%	5.10%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 1/31/13
No Sales Charge	6.30%	1.95%	3.27%
Barclays U.S. Aggregate Bond Index†	2.59%	5.45%	5.10%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2012 are 1.05%, 1.95%, 1.85%, 0.79% and 0.70% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended January 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.

	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value
1/31/13	$11.19	$11.20	$11.19	$11.19	$11.15
1/31/12	$10.87	$10.88	$10.87	$10.86	$10.83
Distribution Information as of 1/31/13
Income Dividends, Twelve Months	$.32	$.24	$.24	$.35	$.35
January Income Dividend	$.0270	$.0198	$.0198	$.0294	$.0292
SEC 30-day Yield††	1.95%	1.29%	1.29%	2.29%	2.29%
Current Annualized Distribution Rate††	2.90%	2.12%	2.12%	3.15%	3.14%

†† The SEC yield is net investment income per share earned over the month ended January 31, 2013, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 1.73%, 1.05%, 0.99%, 2.06% and 2.16% for Class A, B, C, S and Institutional Class shares, respectively, had certain expenses not been reduced. The current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on January 31, 2013. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 2.68%, 1.88%, 1.82%, 2.92% and 3.01% for Class A, B, C, S and Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Investment Portfolio as of January 31, 2013
		Principal Amount ($)(a)	Value ($)

Corporate Bonds 37.6%
Consumer Discretionary 3.9%
313 Group, Inc., 144A, 6.375%, 12/1/2019		35,000	34,300
AMC Entertainment, Inc., 8.75%, 6/1/2019		275,000	303,875
BC Mountain LLC, 144A, 7.0%, 2/1/2021 (b)		30,000	30,750
British Sky Broadcasting Group PLC, 144A, 3.125%, 11/26/2022		550,000	539,034
Caesar's Entertainment Operating Co., Inc., 8.5%, 2/15/2020		475,000	477,375
CCO Holdings LLC:
5.25%, 9/30/2022		140,000	138,600
6.5%, 4/30/2021		710,000	759,700
CDR DB Sub, Inc., 144A, 7.75%, 10/15/2020		40,000	39,900
Cequel Communications Holdings I LLC, 144A, 6.375%, 9/15/2020		195,000	204,262
Clear Channel Worldwide Holdings, Inc.:
Series A, 144A, 6.5%, 11/15/2022		20,000	21,100
Series B, 144A, 6.5%, 11/15/2022		60,000	63,900
Series B, 7.625%, 3/15/2020		185,000	193,325
Cox Communications, Inc., 144A, 3.25%, 12/15/2022		170,000	170,207
Cumulus Media Holdings, Inc., 7.75%, 5/1/2019		20,000	19,950
DIRECTV Holdings LLC, 2.4%, 3/15/2017		1,750,000	1,785,684
DISH DBS Corp., 7.875%, 9/1/2019		235,000	277,887
Griffey Intermediate, Inc., 144A, 7.0%, 10/15/2020		65,000	67,437
Hertz Corp., 6.75%, 4/15/2019		190,000	206,150
Jo-Ann Stores Holdings, Inc., 144A, 9.75%, 10/15/2019 (PIK)		40,000	40,800
Levi Strauss & Co., 7.625%, 5/15/2020 (c)		1,430,000	1,558,700
Lowe's Companies, Inc., 1.625%, 4/15/2017		500,000	509,670
Macy's Retail Holdings, Inc., 3.875%, 1/15/2022		1,060,000	1,097,237
Mediacom Broadband LLC, 144A, 6.375%, 4/1/2023		25,000	25,563
Mediacom LLC, 9.125%, 8/15/2019		225,000	249,750
MGM Resorts International:
6.625%, 12/15/2021		105,000	108,150
144A, 6.75%, 10/1/2020		30,000	31,500
8.625%, 2/1/2019 (c)		270,000	307,800
NBCUniversal Media LLC, 5.15%, 4/30/2020		950,000	1,106,433
Netflix, Inc., 144A, 5.375%, 2/1/2021 (b)		45,000	44,775
Norcraft Companies LP, 10.5%, 12/15/2015		350,000	362,250
Penske Automotive Group, Inc., 144A, 5.75%, 10/1/2022		55,000	56,512
Petco Holdings, Inc., 144A, 8.5%, 10/15/2017 (PIK)		20,000	20,600
Quebecor Media, Inc., 144A, 5.75%, 1/15/2023		35,000	36,663
Regal Entertainment Group, 5.75%, 2/1/2025		10,000	9,900
Servicios Corporativos Javer SAPI de CV, 144A, 9.875%, 4/6/2021		250,000	255,625
Sotheby's, 144A, 5.25%, 10/1/2022		35,000	35,963
Unitymedia Hessen GmbH & Co., KG, 144A, 7.5%, 3/15/2019	EUR	280,000	414,439
Unitymedia KabelBW GmbH, 144A, 9.625%, 12/1/2019	EUR	75,000	112,411
Viking Cruises Ltd., 144A, 8.5%, 10/15/2022		35,000	38,587
			11,756,764
Consumer Staples 0.7%
Anadolu Efes Biracilik Ve Malt Sanayii AS, 144A, 3.375%, 11/1/2022		500,000	479,375
Chiquita Brands International, Inc., 144A, 7.875%, 2/1/2021 (b)		35,000	35,306
ConAgra Foods, Inc., 3.25%, 9/15/2022		585,000	583,311
Del Monte Corp., 7.625%, 2/15/2019		65,000	67,763
JBS U.S.A. LLC, 144A, 8.25%, 2/1/2020		275,000	295,625
Minerva Luxembourg SA, 144A, 12.25%, 2/10/2022 (c)		200,000	244,000
Pilgrim's Pride Corp., 7.875%, 12/15/2018		290,000	299,787
Smithfield Foods, Inc., 6.625%, 8/15/2022		70,000	76,650
Tops Holding Corp., 144A, 8.875%, 12/15/2017		15,000	16,125
			2,097,942
Energy 3.9%
Access Midstream Partners LP, 4.875%, 5/15/2023		45,000	44,775
BreitBurn Energy Partners LP, 144A, 7.875%, 4/15/2022		30,000	31,725
Cenovus Energy, Inc., 3.0%, 8/15/2022		1,120,000	1,107,623
Chaparral Energy, Inc., 144A, 7.625%, 11/15/2022		40,000	42,800
Continental Resources, Inc., 5.0%, 9/15/2022		30,000	31,950
DCP Midstream LLC, 144A, 9.75%, 3/15/2019		1,400,000	1,832,685
Denbury Resources, Inc., 4.625%, 7/15/2023 (b)		85,000	83,300
Eagle Rock Energy Partners LP, 8.375%, 6/1/2019		105,000	109,200
Enterprise Products Operating LLC, 6.125%, 10/15/2039		1,190,000	1,395,004
EP Energy LLC, 7.75%, 9/1/2022		70,000	75,250
EPE Holdings LLC, 144A, 8.125%, 12/15/2017 (PIK)		75,000	75,750
FMC Technologies, Inc., 3.45%, 10/1/2022		500,000	503,397
Halcon Resources Corp.:
144A, 8.875%, 5/15/2021		45,000	48,038
144A, 9.75%, 7/15/2020		40,000	43,800
IPIC GMTN Ltd., 144A, 5.5%, 3/1/2022		250,000	290,000
Kodiak Oil & Gas Corp., 144A, 5.5%, 1/15/2021		40,000	40,300
Linn Energy LLC, 144A, 6.25%, 11/1/2019		385,000	384,037
MarkWest Energy Partners LP, 5.5%, 2/15/2023		15,000	15,825
MEG Energy Corp., 144A, 6.375%, 1/30/2023		105,000	109,462
Midstates Petroleum Co., Inc., 144A, 10.75%, 10/1/2020		35,000	38,150
Oasis Petroleum, Inc., 6.5%, 11/1/2021		195,000	208,650
Offshore Group Investment Ltd., 144A, 7.5%, 11/1/2019		95,000	97,138
OGX Austria GmbH, 144A, 8.5%, 6/1/2018		500,000	466,250
ONEOK Partners LP, 6.15%, 10/1/2016		1,205,000	1,401,038
Petroleos de Venezuela SA:
Series 2014, 4.9%, 10/28/2014		250,000	238,750
144A, 9.0%, 11/17/2021		500,000	475,000
Petroleos Mexicanos, 144A, 5.5%, 6/27/2044		1,000,000	1,027,500
Plains Exploration & Production Co.:
6.75%, 2/1/2022		45,000	50,681
6.875%, 2/15/2023		85,000	97,219
Quicksilver Resources, Inc., 11.75%, 1/1/2016		190,000	193,800
SandRidge Energy, Inc., 7.5%, 3/15/2021		80,000	84,800
Shelf Drilling Holdings Ltd., 144A, 8.625%, 11/1/2018		50,000	52,750
Swift Energy Co., 144A, 7.875%, 3/1/2022		40,000	42,000
Tesoro Corp.:
4.25%, 10/1/2017		35,000	36,269
5.375%, 10/1/2022		25,000	26,000
Transocean, Inc., 3.8%, 10/15/2022		920,000	911,470
			11,712,386
Financials 15.6%
Akbank TAS, 144A, 5.0%, 10/24/2022		250,000	261,072
Ally Financial, Inc., 6.25%, 12/1/2017		400,000	445,037
Alphabet Holding Co., Inc., 144A, 7.75%, 11/1/2017 (PIK)		35,000	36,225
American International Group, Inc., 4.875%, 6/1/2022		800,000	891,870
American Tower Corp., (REIT), 3.5%, 1/31/2023		570,000	556,571
Anglo American Capital PLC, 144A, 4.125%, 9/27/2022 (c)		1,000,000	1,029,667
Banco do Brasil SA, 144A, 6.25%, 12/29/2049		500,000	496,250
Bancolombia SA, 5.125%, 9/11/2022		1,000,000	1,035,000
Bangkok Bank PCL, 144A, 3.875%, 9/27/2022		250,000	255,859
Bank of America Corp., 3.3%, 1/11/2023		670,000	660,765
Barclays Bank PLC, 7.625%, 11/21/2022 (c)		1,490,000	1,469,512
BBVA Bancomer SA:
144A, 6.5%, 3/10/2021		300,000	343,500
144A, 6.75%, 9/30/2022 (c)		300,000	349,500
BNP Paribas SA, 2.375%, 9/14/2017		1,230,000	1,250,088
BOE Merger Corp., 144A, 9.5%, 11/1/2017 (PIK)		70,000	72,800
Braskem America Finance Co., 144A, 7.125%, 7/22/2041		500,000	530,000
Caesar's Operating Escrow LLC, 144A, 9.0%, 2/15/2020		45,000	45,788
CIT Group, Inc., 4.25%, 8/15/2017		705,000	729,675
CNA Financial Corp., 5.75%, 8/15/2021		1,538,000	1,784,455
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.95%, 11/9/2022		875,000	875,310
Country Garden Holdings Co., Ltd., 144A, 7.5%, 1/10/2023		750,000	762,150
Development Bank of Kazakhstan JSC, Series 3, 6.5%, 6/3/2020		500,000	564,000
E*TRADE Financial Corp.:
6.375%, 11/15/2019		95,000	98,562
6.75%, 6/1/2016		510,000	541,875
Fibria Overseas Finance Ltd., 144A, 6.75%, 3/3/2021 (c)		250,000	275,000
Ford Motor Credit Co., LLC:
3.0%, 6/12/2017		1,290,000	1,316,849
4.25%, 9/20/2022		410,000	420,250
Fresenius Medical Care U.S. Finance II, Inc., 144A, 5.875%, 1/31/2022		23,000	25,128
General Electric Capital Corp.:
2.9%, 1/9/2017		3,205,000	3,375,256
3.1%, 1/9/2023		1,000,000	987,761
Grupo Aval Ltd., 144A, 4.75%, 9/26/2022		250,000	254,375
Hartford Financial Services Group, Inc., 6.0%, 1/15/2019		250,000	292,599
Hexion U.S. Finance Corp.:
6.625%, 4/15/2020		190,000	187,150
8.875%, 2/1/2018		310,000	313,100
ING Bank NV, 144A, 2.0%, 9/25/2015		2,190,000	2,222,769
International Lease Finance Corp.:
6.25%, 5/15/2019		10,000	11,050
8.75%, 3/15/2017		300,000	353,250
Intesa Sanpaolo SpA, 3.875%, 1/16/2018		1,495,000	1,469,409
Itau Unibanco Holding SA:
144A, 5.5%, 8/6/2022		500,000	522,500
144A, 5.65%, 3/19/2022 (c)		500,000	530,000
Jefferies Group, Inc., 5.125%, 1/20/2023		500,000	512,857
JPMorgan Chase & Co., 5.125%, 9/15/2014		1,900,000	2,022,402
KazMunaiGaz Finance Sub BV, Series 1, REG S, 8.375%, 7/2/2013		210,000	214,515
Level 3 Financing, Inc., 144A, 7.0%, 6/1/2020		410,000	434,600
Lukoil International Finance BV, 144A, 6.125%, 11/9/2020		500,000	571,250
Macquarie Bank Ltd., 144A, 3.45%, 7/27/2015		525,000	545,717
Mizuho Corporate Bank Ltd., 144A, 2.95%, 10/17/2022 (c)		2,000,000	1,939,810
Neuberger Berman Group LLC, 144A, 5.875%, 3/15/2022		385,000	408,100
Nielsen Finance LLC, 144A, 4.5%, 10/1/2020		25,000	24,625
Nordea Bank AB, 144A, 4.25%, 9/21/2022		940,000	951,186
Odebrecht Finance Ltd., 144A, 5.125%, 6/26/2022		750,000	808,125
PNC Bank NA, 6.875%, 4/1/2018		700,000	871,717
PPL Capital Funding, Inc., 3.5%, 12/1/2022		700,000	703,708
Qtel International Finance Ltd., 144A, 3.25%, 2/21/2023 (c)		1,000,000	985,000
RBS Citizens Financial Group, Inc., 144A, 4.15%, 9/28/2022		725,000	734,473
Reynolds Group Issuer, Inc.:
5.75%, 10/15/2020		65,000	66,462
7.125%, 4/15/2019		690,000	736,575
Schaeffler Finance BV, 144A, 7.75%, 2/15/2017		575,000	649,750
Serta Simmons Holdings LLC, 144A, 8.125%, 10/1/2020		35,000	35,831
Sky Growth Acquisition Corp., 144A, 7.375%, 10/15/2020		30,000	30,600
SLM Corp., 5.5%, 1/25/2023		1,140,000	1,136,933
The Goldman Sachs Group, Inc., 6.0%, 6/15/2020		1,500,000	1,769,673
Tronox Finance LLC, 144A, 6.375%, 8/15/2020		40,000	40,200
Turkiye Garanti Bankasi AS, 144A, 5.25%, 9/13/2022 (c)		1,000,000	1,062,500
Turkiye Vakiflar Bankasi Tao, 144A, 6.0%, 11/1/2022 (c)		750,000	780,486
UPCB Finance III Ltd., 144A, 6.625%, 7/1/2020		250,000	266,875
WMG Acquisition Corp., 144A, 6.0%, 1/15/2021		15,000	15,938
Xstrata Finance Canada Ltd., 144A, 4.0%, 10/25/2022		870,000	869,610
			46,831,495
Health Care 2.1%
Agilent Technologies, Inc., 3.2%, 10/1/2022		500,000	492,417
Amgen, Inc., 5.15%, 11/15/2041		950,000	1,039,462
Biomet, Inc.:
144A, 6.5%, 8/1/2020		55,000	57,750
144A, 6.5%, 10/1/2020		15,000	15,225
Community Health Systems, Inc., 7.125%, 7/15/2020		310,000	334,800
Gilead Sciences, Inc., 4.4%, 12/1/2021		650,000	728,506
HCA, Inc.:
6.5%, 2/15/2020		600,000	667,500
7.5%, 2/15/2022		495,000	571,725
IMS Health, Inc., 144A, 6.0%, 11/1/2020		40,000	41,700
Laboratory Corp. of America Holdings, 3.75%, 8/23/2022		440,000	454,861
McKesson Corp., 4.75%, 3/1/2021		1,050,000	1,198,217
Mylan, Inc., 144A, 7.875%, 7/15/2020		15,000	17,524
Tenet Healthcare Corp.:
144A, 4.5%, 4/1/2021 (b)		10,000	9,838
6.25%, 11/1/2018		155,000	170,112
Zoetis, Inc., 144A, 3.25%, 2/1/2023		320,000	317,703
			6,117,340
Industrials 1.8%
Accuride Corp., 9.5%, 8/1/2018		10,000	9,875
ADT Corp., 144A, 3.5%, 7/15/2022		455,000	442,307
Air Lease Corp., 4.75%, 3/1/2020 (b)		50,000	49,500
BE Aerospace, Inc., 6.875%, 10/1/2020		130,000	143,650
Belden, Inc., 144A, 5.5%, 9/1/2022		60,000	61,800
Bombardier, Inc., 144A, 5.75%, 3/15/2022		430,000	434,300
Clean Harbors, Inc., 144A, 5.125%, 6/1/2021		45,000	46,350
CSX Corp., 6.15%, 5/1/2037		1,000,000	1,227,657
DigitalGlobe, Inc., 144A, 5.25%, 2/1/2021		25,000	24,938
FTI Consulting, Inc., 144A, 6.0%, 11/15/2022		35,000	36,837
GenCorp, Inc., 144A, 7.125%, 3/15/2021		130,000	134,550
Georgian Railway JSC, 144A, 7.75%, 7/11/2022		250,000	292,500
Huntington Ingalls Industries, Inc., 6.875%, 3/15/2018		375,000	411,094
Iron Mountain, Inc., 5.75%, 8/15/2024		40,000	40,350
Kenan Advantage Group, Inc., 144A, 8.375%, 12/15/2018		70,000	72,100
Meritor, Inc., 8.125%, 9/15/2015		50,000	52,437
Navios Maritime Holdings, Inc., 8.875%, 11/1/2017		40,000	39,500
Owens Corning, Inc., 4.2%, 12/15/2022		310,000	314,506
Ply Gem Industries, Inc., 9.375%, 4/15/2017		30,000	32,550
TransDigm, Inc., 7.75%, 12/15/2018		60,000	66,675
United Rentals North America, Inc.:
5.75%, 7/15/2018		60,000	64,500
6.125%, 6/15/2023		10,000	10,700
7.625%, 4/15/2022		215,000	239,725
Votorantim Cimentos SA, 144A, 7.25%, 4/5/2041		1,000,000	1,140,000
			5,388,401
Information Technology 1.7%
Alliance Data Systems Corp., 144A, 5.25%, 12/1/2017		40,000	41,700
CDW LLC, 8.5%, 4/1/2019		415,000	459,612
CyrusOne LP, 144A, 6.375%, 11/15/2022		15,000	16,013
Equinix, Inc., 7.0%, 7/15/2021		365,000	406,975
First Data Corp.:
144A, 6.75%, 11/1/2020		255,000	262,012
144A, 7.375%, 6/15/2019		495,000	520,987
144A, 11.25%, 1/15/2021 (b)		45,000	45,113
Fiserv, Inc., 3.5%, 10/1/2022		1,190,000	1,172,205
Freescale Semiconductor, Inc., 144A, 9.25%, 4/15/2018		210,000	231,000
Hewlett-Packard Co., 3.3%, 12/9/2016		1,210,000	1,245,066
Hughes Satellite Systems Corp.:
6.5%, 6/15/2019		40,000	44,200
7.625%, 6/15/2021		130,000	148,850
IAC/InterActiveCorp., 144A, 4.75%, 12/15/2022		35,000	34,738
Xerox Corp., 2.95%, 3/15/2017		472,000	479,095
			5,107,566
Materials 2.7%
Alpek SA de CV, 144A, 4.5%, 11/20/2022		500,000	516,250
ArcelorMittal, 6.125%, 6/1/2018 (c)		1,000,000	1,067,692
Axiall Corp., 144A, 4.875%, 5/15/2023 (b)		10,000	10,075
Cemex SAB de CV, 144A, 9.0%, 1/11/2018		200,000	216,000
Corp Nacional del Cobre de Chile, 144A, 3.0%, 7/17/2022		500,000	492,497
Dow Chemical Co., 5.25%, 11/15/2041		350,000	376,248
Eagle Spinco, Inc., 144A, 4.625%, 2/15/2021		20,000	20,125
Evraz Group SA, 144A, 7.4%, 4/24/2017		250,000	269,375
FMG Resources (August 2006) Pty Ltd., 144A, 6.0%, 4/1/2017		970,000	996,675
Freeport-McMoRan Copper & Gold, Inc., 3.55%, 3/1/2022		1,320,000	1,286,434
Huntsman International LLC:
4.875%, 11/15/2020		40,000	40,400
8.625%, 3/15/2021		170,000	194,650
IAMGOLD Corp., 144A, 6.75%, 10/1/2020		40,000	39,200
Inmet Mining Corp.:
144A, 7.5%, 6/1/2021		95,000	102,125
144A, 8.75%, 6/1/2020		30,000	33,300
Novelis, Inc., 8.75%, 12/15/2020		655,000	740,150
Polymer Group, Inc., 7.75%, 2/1/2019		170,000	184,875
Samarco Mineracao SA, 144A, 4.125%, 11/1/2022		500,000	498,500
Southern Copper Corp., 5.25%, 11/8/2042		1,000,000	975,800
Unifrax I LLC, 144A, 7.5%, 2/15/2019 (b)		10,000	10,000
			8,070,371
Telecommunication Services 2.8%
America Movil SAB de CV, Series 12, 6.45%, 12/5/2022	MXN	5,000,000	413,667
CC Holdings GS V LLC, 144A, 3.849%, 4/15/2023		490,000	488,532
Cincinnati Bell, Inc.:
8.375%, 10/15/2020		540,000	587,250
8.75%, 3/15/2018		240,000	253,500
Cricket Communications, Inc., 7.75%, 10/15/2020		495,000	513,562
Digicel Group Ltd., 144A, 10.5%, 4/15/2018		155,000	172,825
Digicel Ltd., 144A, 8.25%, 9/1/2017		1,005,000	1,065,300
Frontier Communications Corp.:
7.125%, 1/15/2023		120,000	127,500
8.5%, 4/15/2020		715,000	825,825
Intelsat Jackson Holdings SA, 7.5%, 4/1/2021		680,000	737,800
Intelsat Luxembourg SA, 11.25%, 2/4/2017		385,000	408,100
Level 3 Communications, Inc., 144A, 8.875%, 6/1/2019		190,000	206,625
MetroPCS Wireless, Inc., 6.625%, 11/15/2020		445,000	471,700
SBA Communications Corp., 144A, 5.625%, 10/1/2019		35,000	36,750
Sprint Nextel Corp.:
6.0%, 12/1/2016		735,000	791,962
8.375%, 8/15/2017		150,000	173,437
tw telecom Holdings, Inc., 5.375%, 10/1/2022		40,000	42,000
Windstream Corp.:
144A, 6.375%, 8/1/2023		45,000	45,113
7.5%, 6/1/2022		25,000	27,063
7.5%, 4/1/2023		15,000	16,050
7.75%, 10/15/2020		855,000	929,812
7.75%, 10/1/2021		55,000	60,088
			8,394,461
Utilities 2.4%
AES Corp., 8.0%, 10/15/2017		50,000	57,750
American Electric Power Co., Inc., Series F, 2.95%, 12/15/2022		710,000	700,095
Calpine Corp., 144A, 7.5%, 2/15/2021		535,000	580,475
DTE Energy Co., 7.625%, 5/15/2014		420,000	455,795
Dubai Electricity & Water Authority:
144A, 7.375%, 10/21/2020		250,000	305,000
144A, 8.5%, 4/22/2015		250,000	280,000
Electricite de France SA, 144A, 5.25%, 1/29/2049		400,000	390,484
Energy Future Competitive Holdings Co., 7.48%, 1/1/2017		62,003	56,349
FirstEnergy Solutions Corp., 6.8%, 8/15/2039		1,169,000	1,281,767
GDF Suez, 144A, 2.875%, 10/10/2022		1,500,000	1,484,934
Korea Gas Corp., 144A, 2.25%, 7/25/2017		500,000	505,921
Mexico Generadora de Energia S de rl, 144A, 5.5%, 12/6/2032 (c)		750,000	811,875
NRG Energy, Inc., 8.25%, 9/1/2020		330,000	372,900
			7,283,345
Total Corporate Bonds (Cost $109,626,529)			112,760,071

Mortgage-Backed Securities Pass-Throughs 34.0%
Federal Home Loan Mortgage Corp.:
3.5%, 4/1/2042		14,452,381	15,286,781
4.5%, 6/1/2041		5,125,982	5,469,182
Federal National Mortgage Association:
2.5%, 7/1/2027 (b)		26,500,000	27,444,063
2.638%**, 8/1/2037		452,791	486,299
3.0%, 8/1/2042 (b)		30,000,000	30,895,314
4.0%, 9/1/2040		6,738,970	7,240,378
4.5%, 5/1/2041		383,436	417,721
5.0%, 8/1/2020		311,811	336,476
5.5%, with various maturities from 12/1/2032 until 9/1/2036		4,896,763	5,355,827
6.0%, with various maturities from 9/1/2036 until 2/1/2037		2,309,379	2,529,880
6.5%, with various maturities from 9/1/2016 until 6/1/2017		268,915	291,203
8.0%, 9/1/2015		67,117	70,810
Government National Mortgage Association:
3.0%, with various maturities from 7/1/2042 until 8/1/2042 (b)		5,000,000	5,216,797
3.5%, 8/20/2042		986,269	1,066,789
Total Mortgage-Backed Securities Pass-Throughs (Cost $101,054,370)			102,107,520

Asset-Backed 1.1%
Credit Card Receivables 0.9%
Citibank Omni Master Trust, "A14", Series 2009-A14A, 144A, 2.956%**, 8/15/2018		2,600,000	2,701,741
Miscellaneous 0.2%
ARES CLO Ltd., "D", Series 2012-3A, 144A, 4.958%**, 1/17/2024		500,000	504,204
Total Asset-Backed (Cost $3,217,703)			3,205,945

Commercial Mortgage-Backed Securities 4.7%
Banc of America Large Loan, Inc., "HLTN", Series 2010-HLTN, 144A, 2.506%**, 11/15/2015		2,918,546	2,921,613
Bear Stearns Commercial Mortgage Securities, Inc., "A4", Series 2007- PW16, 5.717%**, 6/11/2040		400,000	467,766
Commercial Mortgage Trust, "A4", Series 2007-GG9, 5.444%, 3/10/2039		3,000,000	3,416,265
JPMorgan Chase Commercial Mortgage Securities Corp.:
"C", Series 2012-HSBC, 144A, 4.021%, 7/5/2032		265,000	276,180
"A4", Series 2007-C1, 5.716%, 2/15/2051		1,375,000	1,602,040
"F", Series 2007-LD11, 5.812%**, 6/15/2049		1,660,000	101,612
"H", Series 2007-LD11, 144A, 5.812%**, 6/15/2049*		2,910,000	66,784
"J", Series 2007-LD11, 144A, 5.812%**, 6/15/2049*		1,000,000	18,750
"K", Series 2007-LD11, 144A, 5.812%**, 6/15/2049*		2,380,000	23,800
LB-UBS Commercial Mortgage Trust, "A4", Series 2007-C6, 5.858%**, 7/15/2040		2,875,000	3,395,200
Merrill Lynch Mortgage Trust, "ASB", Series 2007-C1, 5.851%**, 6/12/2050		1,651,468	1,779,976
Total Commercial Mortgage-Backed Securities (Cost $19,408,950)			14,069,986

Collateralized Mortgage Obligations 7.0%
Credit Suisse First Boston Mortgage Securities Corp., "10A3", Series 2005-10, 6.0%, 11/25/2035		394,336	268,288
Federal Home Loan Mortgage Corp.:
"IK", Series 4048, Interest Only, 3.0%, 5/15/2027		2,760,138	272,943
"NI", Series 4020, Interest Only, 3.0%, 3/15/2027		843,506	83,347
"LI", Series 3838, Interest Only, 4.5%, 4/15/2022		1,930,704	188,115
Federal National Mortgage Association:
''IO", Series 2010-143, Interest Only, 5.0%, 12/25/2025		7,471,098	942,034
"SI", Series 2007-23, Interest Only, 6.566%***, 3/25/2037		879,439	166,651
Government National Mortgage Association:
"AO", Series 2013-10, Principal Only, Zero Coupon, 1/20/2043		2,526,082	1,970,344
"FT", Series 2012-77, 1.205%**, 7/20/2039		1,156,660	1,189,010
"DI", Series 2012-102, Interest Only, 2.5%, 8/20/2027		4,808,361	538,036
"BL", Series 2013-19, 2.5%, 2/20/2043		1,120,820	991,926
"HX", Series 2012-91, 3.0%, 9/20/2040		2,735,418	2,908,955
"CI", Series 2010-145, Interest Only, 4.0%, 11/20/2035		1,862,662	245,605
"AI", Series 2011-94, Interest Only, 4.5%, 1/20/2039		6,133,958	662,887
"BP", Series 2011-35, 4.5%, 3/16/2041		771,202	899,767
"DI", Series 2011-40, Interest Only, 4.5%, 12/20/2040		4,783,007	510,473
"EI", Series 2010-134, Interest Only, 4.5%, 11/20/2039		4,156,065	602,493
"EI", Series 2011-162, Interest Only, 4.5%, 5/20/2040		3,626,661	616,862
"GI", Series 2010-89, Interest Only, 4.5%, 5/20/2039		3,249,009	588,019
"MI", Series 2010-85, Interest Only, 4.5%, 1/20/2036		3,288,847	459,063
"PD", Series 2011-25, 4.5%, 10/16/2039		4,000,000	4,378,346
"IM", Series 2010-87, Interest Only, 4.75%, 3/20/2036		2,816,099	452,144
"IA", Series 2010-58, Interest Only, 5.0%, 3/20/2039		5,375,008	959,968
"JI", Series 2010-67, Interest Only, 5.0%, 10/20/2033		2,632,910	426,971
"IN", Series 2009-69, Interest Only, 5.5%, 8/20/2039		1,087,175	153,965
"IV", Series 2009-69, Interest Only, 5.5%, 8/20/2039		3,605,093	518,770
"IJ", Series 2009-75, Interest Only, 6.0%, 8/16/2039		825,510	132,818
Total Collateralized Mortgage Obligations (Cost $20,875,337)			21,127,800

Government & Agency Obligations 22.8%
Sovereign Bonds 3.0%
Government of Ukraine, 144A, 6.58%, 11/21/2016		250,000	252,500
Republic of Croatia, REG S, 6.75%, 11/5/2019		650,000	745,550
Republic of Hungary, 7.625%, 3/29/2041		250,000	291,875
Republic of Panama:
5.2%, 1/30/2020		1,400,000	1,652,000
7.25%, 3/15/2015		300,000	335,250
Republic of Poland, 3.0%, 3/17/2023		900,000	870,750
Republic of South Africa, 5.5%, 3/9/2020		250,000	287,813
Republic of Turkey, 3.25%, 3/23/2023		250,000	239,950
Russian Federation, REG S, 5.0%, 4/29/2020		2,300,000	2,619,125
United Mexican States, 4.75%, 3/8/2044		1,000,000	1,051,500
Vnesheconombank, 144A, 6.025%, 7/5/2022		500,000	573,750
			8,920,063
U.S. Government Sponsored Agency 0.9%
Federal National Mortgage Association, 3.0%, 11/15/2027		2,750,000	2,751,313
U.S. Treasury Obligations 18.9%
U.S. Treasury Bill, 0.13%****, 3/7/2013 (d)		672,000	671,972
U.S. Treasury Bonds:
3.5%, 2/15/2039		4,750,000	5,147,072
3.75%, 8/15/2041		3,000,000	3,373,593
4.75%, 2/15/2037		7,800,000	10,232,625
U.S. Treasury Notes:
1.0%, 1/15/2014		10,620,000	10,703,802
1.0%, 8/31/2016 (c)		21,000,000	21,337,974
1.5%, 7/31/2016		4,000,000	4,135,312
1.625%, 11/15/2022 (c)		1,000,000	968,125
			56,570,475
Total Government & Agency Obligations (Cost $66,269,473)			68,241,851

Loan Participations and Assignments 1.5%
Sovereign Loans
Gazprom Neft OAO, 144A, 4.375%, 9/19/2022		500,000	502,000
National JSC Naftogaz of Ukraine, 9.5%, 9/30/2014		250,000	256,875
OAO Novatek, 144A, 4.422%, 12/13/2022 (c)		500,000	500,625
PKO Finance AB, 144A, 4.63%, 9/26/2022		500,000	521,375
Rosneft Oil Co., 144A, 4.199%, 3/6/2022		250,000	250,000
Russian Agricultural Bank, REG S, 7.75%, 5/29/2018		255,000	304,087
Russian Railways, 5.739%, 4/3/2017		250,000	275,875
Sberbank of Russia, 144A, 6.125%, 2/7/2022		250,000	285,323
Severstal OAO, 144A, 5.9%, 10/17/2022		500,000	514,500
VTB Bank OJSC:
144A, 6.0%, 4/12/2017		500,000	535,000
144A, 6.95%, 10/17/2022		400,000	423,200
Total Loan Participations and Assignments (Cost $4,287,590)			4,368,860

Municipal Bonds and Notes 4.5%
California, University Revenues, Build America Bonds, 5.946%, 5/15/2045		950,000	1,145,757
Jicarilla, NM, Sales & Special Tax Revenue, Apache Nation Revenue, 144A, 5.2%, 12/1/2013		660,000	661,709
Kentucky, Asset/Liability Commission, General Fund Revenue, 3.165%, 4/1/2018		3,750,000	3,928,388
Louisville & Jefferson County, KY, Metropolitan Sewer District & Drain System, Build America Bonds, 6.25%, 5/15/2043		900,000	1,153,305
Nashville & Davidson County, TN, Metropolitan Government, Convention Center Authority, Build America Bonds, Series B, 6.731%, 7/1/2043		1,200,000	1,490,724
Oklahoma, University Revenues, Health Science Center, Series B, 6.634%, 7/1/2024		2,365,000	3,011,378
Port Authority of New York & New Jersey, One Hundred Fiftieth Series:
4.5%, 9/15/2015		885,000	964,721
4.875%, 9/15/2017		315,000	359,150
Virgin Islands, Port Authority Marine Revenue, Series B, 5.08%, 9/1/2013, INS: AGMC		790,000	794,005
Total Municipal Bonds and Notes (Cost $11,787,360)			13,509,137

Preferred Security 0.0%
Financials
Citigroup, Inc., Series A, 5.95%, 1/30/2023 (e) (Cost $85,000)		85,000	85,850

	Shares	Value ($)

Preferred Stock 0.0%
Financials
Ally Financial, Inc., 144A, 7.0% (Cost $14,531)	15	14,640

Securities Lending Collateral 11.8%
Daily Assets Fund Institutional, 0.17% (f) (g) (Cost $35,511,170)	35,511,170	35,511,170

Cash Equivalents 8.0%
Central Cash Management Fund, 0.11% (f) (Cost $23,953,952)	23,953,952	23,953,952

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $396,091,965)†	133.0	398,956,782
Other Assets and Liabilities, Net	(33.0)	(98,967,470)
Net Assets	100.0	299,989,312

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of January 31, 2013.

*** These securities are shown at their current rate as of January 31, 2013.

****Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $396,684,696. At January 31, 2013, net unrealized appreciation for all securities based on tax cost was $2,272,086. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $10,852,400 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,580,314.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) When-issued or delayed delivery security included.

(c) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at January 31, 2013 amounted to $34,463,565, which is 11.5% of net assets.

(d) At January 31, 2013, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(e) Date shown is call date; not a maturity date for the perpetual preferred securities.

(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(g) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGMC: Assured Guaranty Municipal Corp.

CLO: Collateralized Loan Obligation

INS: Insured

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

PIK: Denotes that all or a portion of the income is paid-in-kind in the form of additional principal.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At January 31, 2013, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
10 Year Canadian Government Bond	CAD	3/19/2013	40	5,362,342	(81,802)
Federal Republic of Germany Euro-Bund	EUR	3/7/2013	53	10,211,613	(48,914)
Ultra Long U.S. Treasury Bond	USD	3/19/2013	51	7,983,094	(72,882)
United Kingdom Long Gilt Bond	GBP	3/26/2013	23	4,244,945	(94,656)
Total unrealized depreciation					(298,254)

At January 31, 2013, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
10 Year U.S. Treasury Note	USD	3/19/2013	337	44,241,781	21,102

At January 31, 2013, open written options contracts were as follows:
Options on Exchange-Traded Futures Contracts
	Contracts	Expiration Date	Strike Price ($)	Premiums Received ($)	Value ($) (h)
Put Options 10 Year U.S. Treasury Note	50	2/22/2013	131.0	19,421	(26,562)

(h) Unrealized depreciation on written options on exchange-traded futures contracts at January 31, 2013 was $7,141.

At January 31, 2013, open credit default swap contracts sold were as follows:
Effective/ Expiration Date	Notional Amount (i) ($)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (j)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation ($)
9/20/2012 12/20/2017	3,000,000	1	1.0%	Kingdom of Spain, 5.5%, 7/30/2017, BBB-	(221,026)	(366,260)	145,234
9/20/2012 12/20/2017	1,500,000	2	1.0%	Kingdom of Spain, 5.5%, 7/30/2017, BBB-	(110,514)	(165,719)	55,205
9/20/2012 12/20/2017	85,000	3	5.0%	General Motors Co., 3.3%, 12/20/2017, BB+	10,521	6,170	4,351
Total unrealized appreciation							204,790

(i) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

(j) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

At January 31, 2013, open interest rate swap contracts were as follows:
Effective/ Expiration Date	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
7/16/2013 7/16/2014	20,700,000	2	Floating — LIBOR	Fixed — 0.515%	23,238	—	23,238
7/16/2013 7/16/2018	7,600,000	2	Fixed — 1.148%	Floating — LIBOR	23,435	—	23,435
7/16/2013 7/16/2023	11,800,000	2	Fixed — 1.858%	Floating — LIBOR	383,648	—	383,648
7/16/2013 7/16/2033	1,000,000	2	Floating — LIBOR	Fixed — 2.322%	(91,759)	—	(91,759)
7/16/2013 7/16/2043	1,200,000	2	Fixed — 2.424%	Floating — LIBOR	155,286	—	155,286
Total net unrealized appreciation							493,848

Counterparties:

1 BNP Paribas

2 Citigroup, Inc.

3 UBS AG

LIBOR: London Interbank Offered Rate

As of January 31, 2013, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	1,100,000	CHF	1,360,491	2/28/2013	1,567	JPMorgan Chase Securities, Inc.
USD	16,077	CHF	14,650	2/28/2013	26	Nomura International PLC
AUD	778,157	EUR	600,000	2/28/2013	5,078	Barclays Bank PLC
JPY	418,007,880	EUR	3,600,000	2/8/2013	316,934	JPMorgan Chase Securities, Inc.
USD	1,480,662	EUR	1,100,000	2/22/2013	13,097	Nomura International PLC
USD	1,540,328	MXN	19,800,000	2/5/2013	16,187	JPMorgan Chase Securities, Inc.
USD	4,482,410	NZD	5,400,000	2/19/2013	43,931	BNP Paribas
USD	1,508,390	SEK	9,600,000	2/28/2013	640	Nomura International PLC
JPY	130,000,000	USD	1,470,986	2/7/2013	49,306	BNP Paribas
JPY	70,000,000	USD	783,118	2/22/2013	17,529	BNP Paribas
JPY	70,000,000	USD	788,009	2/22/2013	22,420	Nomura International PLC
JPY	140,000,000	USD	1,546,009	2/22/2013	14,831	Barclays Bank PLC
MXN	29,700,000	USD	2,337,352	2/5/2013	2,579	JPMorgan Chase Securities, Inc.
NZD	3,600,000	USD	3,024,756	2/19/2013	7,195	Nomura International PLC
NZD	1,800,000	USD	1,509,851	2/19/2013	1,070	BNP Paribas
Total unrealized appreciation					512,390

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	783,188	MXN	9,900,000	2/5/2013	(4,930)	Barclays Bank PLC
USD	1,512,507	ZAR	13,000,000	2/7/2013	(60,465)	Barclays Bank PLC
USD	1,489,801	JPY	130,000,000	2/7/2013	(68,121)	Barclays Bank PLC
ZAR	13,000,000	USD	1,438,757	2/7/2013	(13,285)	JPMorgan Chase Securities, Inc.
EUR	3,600,000	JPY	411,052,920	2/8/2013	(392,994)	Barclays Bank PLC
USD	76,689	JPY	6,954,960	2/8/2013	(629)	Nomura International PLC
EUR	1,100,000	USD	1,463,838	2/22/2013	(29,920)	Nomura International PLC
EUR	390,400	USD	525,291	2/25/2013	(4,859)	JPMorgan Chase Securities, Inc.
CHF	1,375,141	EUR	1,100,000	2/28/2013	(17,670)	Nomura International PLC
Total unrealized depreciation					(592,873)

Currency Abbreviations
AUD Australian Dollar
CAD Canadian Dollar
CHF Swiss Franc
EUR Euro
GBP British Pound
JPY Japanese Yen
MXN Mexican Peso
NZD New Zealand Dollar
SEK Swedish Krona
USD United States Dollar
ZAR South African Rand

For information on the Fund's policy and additional disclosures regarding futures contracts, credit default swap contracts, interest rate swap contracts, forward foreign currency exchange contracts and written options contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of January 31, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (k)
Corporate Bonds	$—	$112,760,071	$—	$112,760,071
Mortgage-Backed Securities Pass-Throughs	—	102,107,520	—	102,107,520
Asset-Backed	—	3,205,945	—	3,205,945
Commercial Mortgage-Backed Securities	—	14,069,986	—	14,069,986
Collateralized Mortgage Obligations	—	21,127,800	—	21,127,800
Government & Agency Obligations	—	68,241,851	—	68,241,851
Loan Participations and Assignments	—	4,368,860	—	4,368,860
Municipal Bonds and Notes	—	13,509,137	—	13,509,137
Preferred Security	—	85,850	—	85,850
Preferred Stock	—	14,640	—	14,640
Short-Term Investments (k)	59,465,122	—	—	59,465,122
Derivatives (l)
Futures Contracts	21,102	—	—	21,102
Credit Default Swap Contracts	—	204,790	—	204,790
Interest Rate Swap Contracts	—	585,607	—	585,607
Forward Foreign Currency Exchange Contracts	—	512,390	—	512,390
Total	$59,486,224	$340,794,447	$—	$400,280,671
Liabilities
Derivatives (l)
Written Options	$(26,562)	$—	$—	$(26,562)
Futures Contracts	(298,254)	—	—	(298,254)
Interest Rate Swap Contracts	—	(91,759)	—	(91,759)
Forward Foreign Currency Exchange Contracts	—	(592,873)	—	(592,873)
Total	$(324,816)	$(684,632)	$—	$(1,009,448)

There have been no transfers between fair value measurement levels during the year ended January 31, 2013.

(k) See Investment Portfolio for additional detailed categorizations.

(l) Derivatives include unrealized appreciation (depreciation) on open futures contracts, credit default swap contracts, interest rate swap contracts, forward foreign currency exchange contracts and written options, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of January 31, 2013
Assets
Investments: Investments in non-affiliated securities, at value (cost $336,626,843) — including $34,463,565 of securities loaned	$339,491,660
Investment in Daily Assets Fund Institutional (cost $35,511,170)*	35,511,170
Investment in Central Cash Management Fund (cost $23,953,952)	23,953,952
Total investments in securities, at value (cost $396,091,965)	398,956,782
Cash	305,482
Foreign currency, at value (cost $110,080)	111,833
Deposit from broker on swap contracts	320,000
Receivable for investments sold	1,496,871
Receivable for investments sold — when-issued/delayed delivery securities	31,435,822
Receivable for Fund shares sold	12,059
Dividends receivable	263
Interest receivable	2,916,539
Receivable for variation margin on futures contracts	32,036
Unrealized appreciation on swap contracts	790,397
Unrealized appreciation on forward foreign currency exchange contracts	512,390
Upfront payments paid on swap contracts	6,170
Due from Advisor	25,171
Other assets	36,138
Total assets	436,957,953
Liabilities
Payable upon return of securities loaned	35,511,170
Payable for investments purchased	2,245,186
Payable for investments purchased — when-issued/delayed delivery securities	96,843,195
Payable upon return of deposit for swap contracts	320,000
Payable for Fund shares redeemed	480,853
Options written, at value (premium received $19,421)	26,562
Unrealized depreciation on swap contracts	91,759
Unrealized depreciation on forward foreign currency exchange contracts	592,873
Upfront payments received on swap contracts	531,979
Accrued management fee	107,331
Accrued Trustees' fees	3,203
Other accrued expenses and payables	214,530
Total liabilities	136,968,641
Net assets, at value	$299,989,312

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of January 31, 2013 (continued)
Net Assets Consist of
Undistributed net investment income	448,071
Net unrealized appreciation (depreciation) on: Investments	2,864,817
Swap contracts	698,638
Futures	(277,152)
Foreign currency	(78,386)
Written options	(7,141)
Accumulated net realized gain (loss)	(111,958,837)
Paid-in capital	408,299,302
Net assets, at value	$299,989,312
Net Asset Value
Class A Net Asset Value and redemption price per share ($84,195,190 ÷ 7,524,327 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.19
Maximum offering price per share (100 ÷ 95.50 of $11.19)	$11.72
Class B Net Asset Value offering and redemption price (subject to contingent deferred sales charges) per share ($472,463 ÷ 42,179 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.20
Class C Net Asset Value offering and redemption price (subject to contingent deferred sales charges) per share ($4,926,866 ÷ 440,108 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.19
Class S Net Asset Value offering and redemption price per share ($199,238,734 ÷ 17,805,946 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.19
Institutional Class Net Asset Value offering and redemption price per share ($11,156,059 ÷ 1,000,849 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.15

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended January 31, 2013
Investment Income
Income: Interest	$10,582,955
Dividends	525
Income distributions — Central Cash Management Fund	35,956
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	37,513
Total income	10,656,949
Expenses: Management fee	1,419,155
Administration fee	309,001
Services to shareholders	453,787
Distribution and service fees	266,966
Custodian fee	28,321
Professional fees	101,769
Reports to shareholders	62,579
Registration fees	71,394
Trustees' fees and expenses	15,002
Other	32,349
Total expenses before expense reductions	2,760,323
Expense reductions	(400,156)
Total expenses after expense reductions	2,360,167
Net investment income	8,296,782
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	13,061,742
Swap contracts	256,271
Futures	171,953
Written options	139,953
Foreign currency	(421,077)
13,208,842
Change in net unrealized appreciation (depreciation) on: Investments	(4,433,143)
Swap contracts	698,638
Futures	782,948
Written options	(7,141)
Foreign currency	125,141
(2,833,557)
Net gain (loss)	10,375,285
Net increase (decrease) in net assets resulting from operations	$18,672,067

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended January 31,
Increase (Decrease) in Net Assets	2013	2012
Operations: Net investment income	$8,296,782	$11,248,709
Net realized gain (loss)	13,208,842	6,912,194
Change in net unrealized appreciation (depreciation)	(2,833,557)	4,508,624
Net increase (decrease) in net assets resulting from operations	18,672,067	22,669,527
Distributions to shareholders from: Net investment income: Class A	(2,546,726)	(3,049,951)
Class B	(12,222)	(18,505)
Class C	(113,243)	(139,361)
Class S	(6,464,189)	(7,457,013)
Institutional Class	(357,719)	(413,789)
Total distributions	(9,494,099)	(11,078,619)
Fund share transactions: Proceeds from shares sold	14,885,988	34,935,778
Reinvestment of distributions	7,930,049	9,166,855
Payments for shares redeemed	(48,904,509)	(84,504,743)
Net increase (decrease) in net assets from Fund share transactions	(26,088,472)	(40,402,110)
Increase (decrease) in net assets	(16,910,504)	(28,811,202)
Net assets at beginning of period	316,899,816	345,711,018
Net assets at end of period (including undistributed net investment income of $448,071 and $1,200,531, respectively)	$299,989,312	$316,899,816

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended January 31,
Class A	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$10.87	$10.50	$10.27	$9.62	$12.61
Income (loss) from investment operations: Net investment incomea	.28	.35	.32	.42	.61
Net realized and unrealized gain (loss)	.36	.36	.25	.72	(2.96)
Total from investment operations	.64	.71	.57	1.14	(2.35)
Less distributions from: Net investment income	(.32)	(.34)	(.34)	(.49)	(.61)
Net realized gains	—	—	—	—	(.03)
Total distributions	(.32)	(.34)	(.34)	(.49)	(.64)
Net asset value, end of period	$11.19	$10.87	$10.50	$10.27	$9.62
Total Return (%)b,c	6.00	6.91	5.64	12.02	(19.04)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	84	89	100	111	118
Ratio of expenses before expense reductions (%)	1.04	1.05	1.03	1.04	1.04
Ratio of expenses after expense reductions (%)	.92	.98	.95	.95	1.00
Ratio of net investment income (%)	2.52	3.22	3.06	4.22	5.31
Portfolio turnover rate (%)	354	379	392	280	203
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended January 31,
Class B	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$10.88	$10.51	$10.28	$9.63	$12.62
Income (loss) from investment operations: Net investment incomea	.20	.27	.24	.34	.52
Net realized and unrealized gain (loss)	.36	.36	.25	.72	(2.95)
Total from investment operations	.56	.63	.49	1.06	(2.43)
Less distributions from: Net investment income	(.24)	(.26)	(.26)	(.41)	(.53)
Net realized gains	—	—	—	—	(.03)
Total distributions	(.24)	(.26)	(.26)	(.41)	(.56)
Net asset value, end of period	$11.20	$10.88	$10.51	$10.28	$9.63
Total Return (%)b,c	5.20	6.11	4.85	11.17	(19.65)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.47	1	1	2	3
Ratio of expenses before expense reductions (%)	1.96	1.95	1.84	2.02	1.93
Ratio of expenses after expense reductions (%)	1.68	1.73	1.70	1.70	1.75
Ratio of net investment income (%)	1.78	2.54	2.31	3.47	4.56
Portfolio turnover rate (%)	354	379	392	280	203
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended January 31,
Class C	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$10.87	$10.50	$10.27	$9.62	$12.61
Income (loss) from investment operations: Net investment incomea	.20	.27	.24	.34	.52
Net realized and unrealized gain (loss)	.36	.36	.25	.72	(2.95)
Total from investment operations	.56	.63	.49	1.06	(2.43)
Less distributions from: Net investment income	(.24)	(.26)	(.26)	(.41)	(.53)
Net realized gains	—	—	—	—	(.03)
Total distributions	(.24)	(.26)	(.26)	(.41)	(.56)
Net asset value, end of period	$11.19	$10.87	$10.50	$10.27	$9.62
Total Return (%)b,c	5.20	6.11	4.85	11.18	(19.67)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	6	6	7	8
Ratio of expenses before expense reductions (%)	1.85	1.85	1.83	1.84	1.82
Ratio of expenses after expense reductions (%)	1.68	1.73	1.70	1.70	1.75
Ratio of net investment income (%)	1.78	2.48	2.31	3.47	4.56
Portfolio turnover rate (%)	354	379	392	280	203
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended January 31,
Class S	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$10.86	$10.49	$10.27	$9.62	$12.61
Income (loss) from investment operations: Net investment incomea	.31	.37	.34	.44	.64
Net realized and unrealized gain (loss)	.37	.36	.24	.72	(2.96)
Total from investment operations	.68	.73	.58	1.16	(2.32)
Less distributions from: Net investment income	(.35)	(.36)	(.36)	(.51)	(.64)
Net realized gains	—	—	—	—	(.03)
Total distributions	(.35)	(.36)	(.36)	(.51)	(.67)
Net asset value, end of period	$11.19	$10.86	$10.49	$10.27	$9.62
Total Return (%)b	6.35	7.10	5.76	12.42	(18.92)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	199	210	228	250	264
Ratio of expenses before expense reductions (%)	.81	.79	.81	.81	.81
Ratio of expenses after expense reductions (%)	.67	.75	.79	.72	.75
Ratio of net investment income (%)	2.77	3.45	3.22	4.45	5.56
Portfolio turnover rate (%)	354	379	392	280	203
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

	Years Ended January 31,
Institutional Class	2013		2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$10.83		$10.46	$10.23	$9.59	$12.58
Income (loss) from investment operations: Net investment incomea	.30		.37	.35	.45	.65
Net realized and unrealized gain (loss)	.37		.37	.25	.71	(2.95)
Total from investment operations	.67		.74	.60	1.16	(2.30)
Less distributions from: Net investment income	(.35)		(.37)	(.37)	(.52)	(.66)
Net realized gains	—		—	—	—	(.03)
Total distributions	(.35)		(.37)	(.37)	(.52)	(.69)
Net asset value, end of period	$11.15		$10.83	$10.46	$10.23	$9.59
Total Return (%)	6.30	b	7.23	5.95	12.42	(18.88)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11		12	10	12	11
Ratio of expenses before expense reductions (%)	.71		.70	.66	.66	.65
Ratio of expenses after expense reductions (%)	.67		.70	.66	.66	.65
Ratio of net investment income (%)	2.76		3.45	3.35	4.51	5.66
Portfolio turnover rate (%)	354		379	392	280	203
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Core Plus Income Fund (the "Fund") is a diversified series of DWS Portfolio Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at the price provided by the broker-dealer with which the option was traded and are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. The ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund's financial statements.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These U.S. dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings, and Sovereign Loans, which are debt instruments between a foreign sovereign entity and one or more financial institutions. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments but the Fund may also invest in Participations. All Loan Participations and Assignments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At January 31, 2013, the Fund had a net tax basis capital loss carryforward of approximately $111,225,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until January 31, 2018, the respective expiration date, whichever occurs first.

In addition, from November 1, 2012 through January 31, 2013, the Fund elects to defer qualified late year losses of approximately $30,000 of net long-term realized capital losses and treat them as arising in the fiscal year ending January 31, 2014.

The Fund has reviewed the tax positions for the open tax years as of January 31, 2013 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities, investments in foreign denominated investments, forward currency contracts, futures contracts, swap contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss), and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At January 31, 2013, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$917,151
Capital loss carryforwards	$(111,225,000)
Net unrealized appreciation (depreciation) on investments	$2,272,086

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended January 31,
	2013	2012
Distributions from ordinary income*	$9,494,099	$11,078,619

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Derivative Instruments

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. The Fund may enter into credit default swap contracts to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swap contracts, in which case the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund. For the year ended January 31, 2013, the Fund entered into credit default swap contracts to gain exposure to the underlying issuer's credit quality characteristics and to hedge the risk of default on fund securities.

The value of the credit default swap is adjusted daily and the change in value, if any, is recorded daily as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of January 31, 2013 is included in a table following the Fund's Investment Portfolio. For the year ended January 31, 2013, the investment in credit default swap contracts purchased had a total notional value generally indicative of a range from $0 to $62,600,000, and the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $0 to $4,585,000.

Interest Rate Swap Contracts. For the year ended January 31, 2013, the Fund entered into interest rate swap transactions to gain exposure to different parts of the yield curve while managing overall duration. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. In addition, both the Fund and counterparty may agree to exchange variable rate payments based on different indices. The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

A summary of the open interest rate swap contracts as of January 31, 2013 is included in a table following the Fund's Investment Portfolio. For the year ended January 31, 2013, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $0 to $42,300,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the year ended January 31, 2013, the Fund entered into options on interest rate futures in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price.

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

There were no open purchased option contracts as of January 31, 2013. A summary of open written option contracts is included in the table following the Fund's Investment Portfolio. For the year ended January 31, 2013, the investment in written options contracts had a total value generally indicative of a range from $0 to approximately $27,000, and purchased option contracts had a total value generally indicative of a range from $0 to approximately $10,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended January 31, 2013, the Fund invested in interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. The Fund also entered into interest rate futures and currency futures contracts for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of January 31, 2013 is included in a table following the Fund's Investment Portfolio. For the year ended January 31, 2013, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $33,022,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $2,927,000 to $108,279,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended January 31, 2013, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund also entered into forward currency contracts for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of January 31, 2013 is included in a table following the Fund's Investment Portfolio. For the year ended January 31, 2013, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $15,937,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $15,427,000. For the year ended January 31, 2013, the investment in forward currency contracts long vs. other foreign currencies sold had a total value generally indicative of a range from $0 to approximately $13,160,000.

The following tables summarize the value of the Fund's derivative instruments held as of January 31, 2013 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$—	$585,607	$21,102	$606,709
Credit Contracts (a)	—	204,790	—	204,790
Foreign Exchange Contracts (c)	512,390	—	—	512,390
	$512,390	$790,397	$21,102	$1,323,889

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized appreciation on swap contracts

(b) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(c) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$(26,562)	$—	$(91,759)	$(298,254)	$(416,575)
Foreign Exchange Contracts (c)	—	(592,873)	—	—	(592,873)
	$(26,562)	$(592,873)	$(91,759)	$(298,254)	$(1,009,448)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Options written, at value and unrealized depreciation on swap contracts

(b) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(c) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended January 31, 2013 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$—	$(400,279)	$—	$253,783	$(146,496)
Credit Contracts (b)	—	—	256,271	—	256,271
Interest Rate Contracts (b)	139,953	—	—	(81,830)	58,123
	$139,953	$(400,279)	$256,271	$171,953	$167,898

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Net realized gain (loss) from written options, swap contracts and futures

Change in Net Unrealized Appreciation (Depreciation)	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$—	$121,640	$—	$60,323	$181,963
Credit Contracts (b)	—	—	204,790	—	204,790
Interest Rate Contracts (b)	(7,141)	—	493,848	722,625	1,209,332
	$(7,141)	$121,640	$698,638	$782,948	$1,596,085

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) of foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Change in net unrealized appreciation (depreciation) on written options, swap contracts and futures

C. Purchases and Sales of Securities

During the year ended January 31, 2013, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $1,191,787,211 and $1,209,263,719, respectively. Purchases and sales of U.S. Treasury obligations aggregated $26,445,911 and $44,008,729, respectively.

For the year ended January 31, 2013, transactions for written options on futures contracts and interest rate swap contracts were as follows:
	Contracts/ Contract Amount	Premium
Outstanding, beginning of period	—	$—
Options written	9,200,100	194,783
Options closed	(9,200,025)	(165,651)
Options expired	(25)	(9,711)
Outstanding, end of period	50	$19,421

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank, AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund's average daily net assets	.465%
Next $750 million of such net assets	.435%
Next $1.5 billion of such net assets	.415%
Next $2.5 billion of such net assets	.395%
Next $2.5 billion of such net assets	.365%
Next $2.5 billion of such net assets	.345%
Next $2.5 billion of such net assets	.325%
Over $12.5 billion of such net assets	.315%

For the period from February 1, 2012 through September 30, 2012, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:
Class A	.96%
Class B	1.71%
Class C	1.71%
Class S	.71%

For the period from October 1, 2012 through September 30, 2013, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.85%
Class B	1.60%
Class C	1.60%
Class Institutional	.60%
Class S	.60%

Accordingly, for the year ended January 31, 2013, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $10,833, and the amount charged aggregated $1,408,322, which was equivalent to an annual effective rate of 0.46% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended January 31, 2013, the Administration Fee was $309,001, of which $25,704 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended January 31, 2013, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived
Class A	$78,240	$78,240
Class B	1,247	1,247
Class C	5,408	5,408
Class S	227,111	227,111
Institutional Class	3,784	3,784
	$315,790	$315,790

For the year ended January 31, 2013, the Advisor agreed to reimburse the Fund $52,659 of sub-recordkeeping expenses for Class S shares.

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended January 31, 2013, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at January 31, 2013
Class B	$4,241	$306
Class C	39,286	3,307
	$43,527	$3,613

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended January 31, 2013, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Unpaid at January 31, 2013	Annual Effective Rate
Class A	$209,079	$17,064	$36,314	.22%
Class B	1,371	329	140	.18%
Class C	12,989	3,481	1,062	.18%
	$223,439	$20,874	$37,516

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended January 31, 2013 aggregated $4,406.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended January 31, 2013, the CDSC for Class B and C shares aggregated $555 and $120, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the year ended January 31, 2013, DIDI received $2 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended January 31, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $23,125, of which $8,654 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson and Vice Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

Security Lending Fees. Effective December 27, 2012, Deutsche Bank AG serves as lending agent for the Fund. For the period from December 27, 2012 through January 31, 2013, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $442.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at January 31, 2013.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended January 31, 2013		Year Ended January 31, 2012
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	392,197	$4,358,080	396,861	$4,248,292
Class B	3,131	34,757	12,827	138,278
Class C	66,495	737,847	89,936	966,645
Class S	721,457	8,009,345	2,289,599	24,578,608
Institutional Class	158,181	1,745,959	470,914	5,003,955
		$14,885,988		$34,935,778
Shares issued to shareholders in reinvestment of distributions
Class A	194,658	$2,156,295	238,293	$2,546,413
Class B	924	10,233	1,462	15,634
Class C	9,051	100,262	11,244	120,215
Class S	478,885	5,305,540	568,368	6,070,804
Institutional Class	32,428	357,719	38,857	413,789
		$7,930,049		$9,166,855
Shares redeemed
Class A	(1,295,721)	$(14,369,299)	(1,960,997)	$(20,969,402)
Class B	(22,197)	(246,581)	(40,629)	(436,563)
Class C	(158,623)	(1,753,380)	(191,969)	(2,049,694)
Class S	(2,684,791)	(29,735,128)	(5,305,805)	(56,810,913)
Institutional Class	(255,145)	(2,800,121)	(397,468)	(4,238,171)
		$(48,904,509)		$(84,504,743)
Net increase (decrease)
Class A	(708,866)	$(7,854,924)	(1,325,843)	$(14,174,697)
Class B	(18,142)	(201,591)	(26,340)	(282,651)
Class C	(83,077)	(915,271)	(90,789)	(962,834)
Class S	(1,484,449)	(16,420,243)	(2,447,838)	(26,161,501)
Institutional Class	(64,536)	(696,443)	112,303	1,179,573
		$(26,088,472)		$(40,402,110)

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Portfolio Trust and the Shareholders of DWS Core Plus Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Core Plus Income Fund (the "Fund") at January 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts March 26, 2013	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (August 1, 2012 to January 31, 2013).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended January 31, 2013 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 8/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 1/31/13	$1,019.10	$1,014.30	$1,014.30	$1,020.40	$1,020.40
Expenses Paid per $1,000*	$4.52	$8.30	$8.30	$3.25	$3.20
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 8/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 1/31/13	$1,020.66	$1,016.89	$1,016.89	$1,021.92	$1,021.97
Expenses Paid per $1,000*	$4.52	$8.31	$8.31	$3.25	$3.20

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Core Plus Income Fund	.89%	1.64%	1.64%	.64%	.63%

For more information, please refer to the Fund's prospectus.

Tax Information (Unaudited)

A total of 11% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Investment Management Agreement Approval

The Board of Trustees approved the renewal of DWS Core Plus Income Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2012.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2012, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DWS of lower expense caps for the coming year than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank ("DB"), DWS's parent company, announced that DB's new management team had concluded the strategic review of its global asset management business announced in late 2011 by DB's prior management team, and would combine its Asset Management (of which DWS is a part) and Wealth Management divisions. Prior to approving the investment management agreements, the Independent Trustees were apprised of the expected management and structure of the new combined Asset & Wealth Management division ("AWM") and DWS. DB also advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB and AWM, and that DB would be reinvesting a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into a combined AWM division, including enhancements to its investment capabilities. DB also confirmed its commitment to maintaining strong legal and compliance groups within the combined division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2011, the Fund's performance (Class A shares) was in the 4th quartile, 3rd quartile and 4th quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three-year period and has underperformed its benchmark in the one- and five-year periods ended December 31, 2011. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DWS the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2012. The Board recognized that DWS has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2011). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2011, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013,9 and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	102	—
William McClayton (1944) Vice Chairperson since 2013,9 and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	102	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996); former Directorships: Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	102	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003- present); Portland General Electric2 (utility company) (2003- present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	102	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007-2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		102	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	102	—
Paul K. Freeman (1950) Board Member since 1993, and Chairperson (2009-Jan. 8, 2013)	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorships: Denver Zoo Foundation (December 2012-present); former Directorships: Prisma Energy International	102	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	102
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995
President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011-2013); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)
		102	Director, Becton Dickinson and Company2 (medical technology company) (2012- present); Director, CardioNet, Inc.2 (health care) (2009- present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	102	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	102	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	105	—

Interested Board Member and Officer4
Name, Year of Birth, Position with the Fund and Length of Time Served1,6	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Michael J. Woods5 (1967) Board Member since 2013,9 and Executive Vice President since 20139
Managing Director,3 Deutsche Asset & Wealth Management (2009-present); Head of the Americas Asset Management Business for Deutsche Bank, Member of the Asset and Wealth Management ("AWM") Extended Executive Committee, AWM Global Client Group Executive Committee and the AWM Active Asset Management Executive Committee; CEO and US Regional Head of DWS Investments; formerly: Sr. VP, Head of the Financial Intermediaries and Investments Group of Evergreen Investments (2007-2009), CEO and Vice Chairman of Board of Directors of XTF Global Asset Management (2006-2007), Managing Director — US Head of Sub-Advisory and Investment Only Business at Citigroup Asset Management (2000-2006). Mr. Woods is currently a board member of The Children's Village, The Big Brothers Big Sisters Organization, and The Mutual Fund Education Alliance.
		38	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served6	Business Experience and Directorships During the Past Five Years
W. Douglas Beck, CFA7 (1967) President, 2011-present
Managing Director,3 Deutsche Asset & Wealth Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly: Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert7 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow7 (1970) Vice President, 2012-present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan8 (1974) Assistant Secretary, since 20139	Vice President, Deutsche Asset & Wealth Management
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
John Caruso7 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby7 (1962) Chief Compliance Officer, 2006-present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The mailing address of Mr. Woods is 60 Wall Street, New York, New York 10005. Mr. Woods is an interested Board Member by virtue of his positions with Deutsche Asset & Wealth Management. As an interested person, Mr. Woods receives no compensation from the fund. Mr. Woods is a board member of the following trusts and corporations: Cash Account Trust, DWS Market Trust, DWS Money Funds, DWS State Tax-Free Income Series, DWS Target Fund, DWS Value Series, Inc., DWS Variable Series II, Investors Cash Trust, Tax-Exempt California Money Market Fund, DWS Global High Income Fund, Inc., DWS High Income Opportunities Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust, DWS Municipal Income Trust, DWS Strategic Income Trust and DWS Strategic Municipal Income Trust.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Effective as of January 9, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SZIAX	SZIBX	SZICX	SCSBX	SZIIX
CUSIP Number	23337F 102	23337F 201	23337F 300	23337F 508	23337F 607
Fund Number	463	663	763	2063	1463

Notes

Notes

DWS INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DCPIF-2
(R-026258-2 3/13)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS CORE PLUS INCOME FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended January 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2013	$82,000	$0	$0	$0
2012	$78,155	$0	$0	$0

“All Other Fees Billed to Fund” were billed for services associated with foreign tax filing.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended January 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2013	$0	$56,300	$0
2012	$0	$0	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended January 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2013	$0	$56,300	$0	$56,300
2012	$0	$0	$0	$0

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
PwC advised the Fund's Audit Committee that it had identified one matter that it determined could be inconsistent with the SEC's auditor independence rules (Rule 2-01(c) of Regulation S-X). As part of a "Global Migration Support" engagement in which PwC's UK network affiliate ("PwC-UK") provided assistance to Deutsche Bank ("DB") with respect to processing internship applications for DB employees seeking short term assignments with DB in the UK, PwC-UK paid application fees on behalf of DB for six applicants at 170 pounds each (1,020 pounds in total).  PwC advised the Committee that it believes that this matter did not affect its objectivity or its impartial judgment in conducting its audit and issuing a report on the financial statements of the Fund as the Fund's independent auditor and confirmed its independence under the SEC’s auditor independence rules. In reaching this conclusion, PwC noted that the engagement team was not aware of the payment of the application fees by PwC-UK and that DB reimbursed PwC-UK for the fees.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Core Plus Income Fund, a series of DWS Portfolio Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	March 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	March 27, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	March 27, 2013